UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2006

THREE FIVE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-4373 (Commission File Number)	86-0654102 (IRS Employer Identification No.)
7702 E. Doubletree Ranch Road, Suite 300
Scottsdale, AZ
85258
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: 480-607-2635
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers: Elections of Directors: Appointment of Principal Officers.
SIGNATURES
EX-99.1

Item 5.02 Departure of Directors or Principal Officers: Elections of Directors: Appointment of Principal Officers.
     David Buchanan voluntarily resigned as a director of Three-Five Systems, Inc. (the “Registrant”), effective October 25, 2006. The Registrant does not intend to appoint a new director.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press release of Three-Five Systems, Inc. dated November 4, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE FIVE SYSTEMS, INC.
Date: November 4, 2006	By:	/s/ Sid Harris
		Name:	Sid Harris
		Title:	Secretary